SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	August 12, 2003 (August 11, 2003)

VitalStream Holdings, Inc

(Exact Name of Registrant as Specified in Charter)

Nevada	0-17020	87-0429944

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Jenner, Suite 100, Irvine, California		92618

(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code		(949) 743-2000

(Former Name or Former Address, if Changed Since Last Report)

Item 12. Results of Operation and Financial Condition.

          On August 11, 2003, VitalStream Holdings, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2003. The text of the press release is set forth beginning on the following page.

NEWS ANNOUNCEMENT                                                         FOR IMMEDIATE RELEASE

Investor Relations Contact:
Kevin Herzog
VitalStream
949/743-2000
kherzog@vitalstream.com

VITALSTREAM HOLDINGS REPORTS RESULTS FOR SECOND QUARTER OF 2003

           IRVINE, Calif., August 11, 2003 - VitalStream Holdings Inc. (OTC:VSTH), the parent company of VitalStream Inc., today announced its results for the quarter ended June 30, 2003.

           The Company reported revenues of $1,697,520 in the quarter ended June 30, 2003, reflecting a 107 percent increase over the $821,749 recorded in the comparable 2002 period and a 3 percent sequential decrease from the $1,752,448 reported in the first quarter of this year. For the quarter ended June 30, 2003, VitalStream recorded a net loss of $255,988 representing a 59 percent decrease compared to its net loss of $621,524 recorded in the comparable 2002 period and an increase of 53 percent as compared with its net loss of $167,374 reported in the first quarter of this year.

           The Company also recorded an adjusted EBITDA loss of $71,021 for the quarter ended June 30, 2003, reflecting a decrease of 81% compared to its adjusted EBITDA loss of $368,683 recorded in the comparable 2002 period.

           The $54,928 decrease in revenue from first quarter of this year to the second quarter of this year represents two events: the loss of a large customer, as well as some diminution in the customer base which the Company acquired in January 2003. Both of these events were isolated, non-recurring events that the Company does not anticipate will have any significant impact on its future results. Revenue growth for the Company continues to be strong, and during the quarter the Company added several high-profile accounts including eBay (Registered), PayPal (Registered), Buena Vista, Herbalife (Registered) International, and The Hartford Fire Insurance Company as well as over 640 new clients.

           The Company continues to increase its operational efficiency, and for the quarter ended June 30, 2003, the Company reported a gross profit margin of 56.9%, an increase above the 46.2% reported for the comparable 2002 period, and an increase above the 55.4% reported for the first quarter of the year.

           "We are pleased with our overall results for the Quarter," said Paul Summers, VitalStream's President and CEO. "Our new customer sign-ups, improvements in operational efficiencies, and recent additions to our executive management team are all significant wins for the Company. We are also making progress towards our goal of cash-flow profitability."

Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)

           VitalStream has reported adjusted EBITDA losses (earnings/loss from continuing operations, excluding interest income (expense), income taxes, depreciation and amortization) of $71,021 and $368,683 for the quarters ended June 30, 2003 and June 30, 2002, respectively. Adjusted EBITDA is not a measure used in financial statements reported in accordance with generally accepted accounting principles, does not represent funds available for discretionary use and is not intended to represent cash flow from operations as measured under generally accepted accounting principles. Adjusted EBITDA should not be considered as an alternative to net loss or net cash used in operating activities. VitalStream's calculation of adjusted EBITDA may not be comparable to the computation of similarly titled measures of other companies.

           VitalStream's management uses adjusted EBITDA as a measure of its operating performance. In addition, VitalStream believes that adjusted EBITDA may be useful to existing and potential creditors of VitalStream, and to any analysts and investors that follow VitalStream's performance, because it is one measure of the income generated that is available to service debt and capital leases. VitalStream's net loss from continuing operations for the quarters ended June 30, 2003 and June 30, 2002, respectively, was $255,988 and $621,524. Reconciliation of net loss from continuing operations to adjusted EBITDA is as follows:

	For the quarter ended June 30,
	2003	2002

Loss from continuing operations	$(255,988)	$(621,524)
Depreciation and amortization	144,233	125,340
Interest expense (income), net	38,334	11,901
Income tax expense	2,400	1,600
Amortization of non-cash compensation expense	--	114,000

Adjusted EBITDA	$(71,021)	$(368,683)

About VitalStream, Inc.

           VitalStream, Inc., a wholly-owned subsidiary of VitalStream Holdings, Inc. (OTC: VSTH) is a leading provider of products and services that enable the digital broadcast of audio and video content and other communications via the Internet. VitalStream provides audio and video streaming, Web conferencing, advanced media hosting, payment processing, and consulting services. The Company's unique mix of services and technology enable businesses to leverage the global reach of the Internet to distribute their media content to targeted audiences worldwide. For more information regarding VitalStream, Inc., call 800-254-7554 or visit the Company's website at www.vitalstream.com.

Forward-Looking Statements

This news release may contain certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained in the forward-looking statements. Forward-looking statements may include statements addressing future financial and operating results of the Company. The following factors, among others, could cause actual results to differ materially from those described in any forward-looking statements: the risk that the Company's revenue may continue to decrease on a quarter over quarter basis because of a slower than projected growth in the demand for digital broadcast and streaming services, the risks that the Company's existing customers may cease to use the Company's services and/or may not use the Company's services at the projected rate, uncertainties regarding the future demand for our products and services generally, the inability of the Company to compete or the competitive advantage of companies that compete or may compete in our markets, the risk that the Company's operational efficiency may not continue to improve, the risk that the Company may be unable to obtain capital necessary to continue operations and fuel growth, the risk that the Company may experience technical or security problems that injure its business or increase its operating costs, and/or uncertainties regarding our ability to pursue our proposed business strategy. More detailed information about these factors and others is set forth in the Company's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for fiscal 2002. Such forward-looking statements speak only as of the date of this release. The Company is under no obligation (and expressly disclaims any obligation) to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

VitalStream is a registered trademark of VitalStream, Inc. All other trademarks are property of their respective holders.

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FINANCIAL SUMMERY

	UNAUDITED For the Six Months Ended June 30,
	2003	2002
	(all numbers in 000's, except per share data)

Revenues	$3,450	$1,504
Gross Profit	1,937	760
Loss From Operations	(397)	(1,289)
Net Loss	$(423)	$(1,201)
Loss Per Share	$(0.01)	$(0.09)
Weighted Average
Shares Outstanding	28,240	13,634

	UNAUDITED For the Three Months Ended June 30,
	2003	2002
	(all numbers in 000's, except per share data)

Revenues	$1,698	$822
Gross Profit	967	380
Loss From Operations	(275)	(735)
Net Loss	$(256)	$(622)
Loss Per Share	$(0.01)	$(0.03)
Weighted Average
Shares Outstanding	29,010	18,832

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on our behalf by the undersigned thereunto duly authorized.

VitalStream Holdings, Inc.

Date: August 12, 2003	/s/	Philip N. Kaplan

Philip N. Kaplan Chief Operating Officer

Date: August 12, 2003	/s/	Kevin D. Herzog

Kevin D. Herzog Chief Financial Officer